EXECUTION VERSION WAIVER This WAIVER (this “Waiver”), dated as of March 30, 2020, is entered into by and among EBIX, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Credit Parties”) under the Credit Agreement (defined below), each Lender (as defined below) that is a party hereto and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. RECITALS WHEREAS, the Borrower, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended prior to the date hereof, giving effect to this Waiver, and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility and term loan facility to the Borrower; WHEREAS, the Borrower and/or certain of its Subsidiaries have requested that Lenders constituting at least the Required Lenders (as defined in the Credit Agreement) waive Section 8.7(a) of the Credit Agreement for, and as of the last day of, the Fiscal Quarter of the Borrower ending March 31, 2020 (the “Leverage Ratio Waiver”), as more particularly set forth below, and the Lenders party hereto are willing to effect such Leverage Ratio Waiver, as provided in, and on the terms and conditions contained in, this Waiver; NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement. 2. Leverage Ratio Waiver. In reliance upon the representations, warranties and covenants of the Borrower and each other Credit Party contained in this Waiver, and subject to the effectiveness and the terms and conditions of this Waiver, including, without limitation, those set forth in Section 4 hereof, as of the Effective Date, the undersigned Lenders hereby consent to the Leverage Ratio Waiver and agree that the failure of the Credit Parties to comply with Section 8.7(a) of the Credit Agreement as of the last day of the Fiscal Quarter of the Borrower ending March 31, 2020 shall not constitute a Default or Event of Default; provided that (a) in no event shall any other Default or Event of Default be waived, (b) nothing in this Waiver shall change the obligation of the Credit Parties to comply with any other provision of any Credit Document, including (without limitation) the requirement to deliver financial statements and a Compliance Certificate for the Fiscal Quarter of the Borrower ending March 31, 2020 (including the calculation of the Consolidated Net Leverage Ratio as of the last day of such Fiscal Quarter) pursuant to Section 7.1 of the Credit Agreement and (c) in the event the Consolidated Net Leverage Ratio as of March 31, 2020 is greater than 5.0 to 1.0, then immediately upon the delivery of the Compliance Certificate setting forth such calculation (or, if earlier, the date such Compliance Certificate is due), the Leverage Ratio Waiver shall be of no further force or effect and an immediate Event of Default shall be deemed to have occurred and be continuing under the Credit Agreement. 3. Representations and Warranties. The Borrower and each of the other Credit Parties, by its execution of this Waiver, hereby represents and warrants to the Administrative Agent and the Lenders as follows: 114032782_3

(a) this Waiver has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability; (b) the representations and warranties of each Credit Party contained in Section 6 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Effective Date and after giving effect to this Waiver, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 6.7(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.1(b) and (a) of the Credit Agreement, respectively; and (c) after the effectiveness of this Waiver (including the Leverage Ratio Waiver set forth in Section 2 above) on the Effective Date, no Default has occurred and is continuing. 4. Effectiveness; Conditions Precedent. The effectiveness of this Waiver is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Effective Date”): (a) the Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, counterparts of this Waiver, duly executed by each Credit Party, the Administrative Agent, and the Required Lenders; (b) each of the representations and warranties set forth in Section 3 above is true and correct in all material respects (or, with respect to any such representation or warranty modified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard)); (c) after giving effect to this Waiver (including the Leverage Ratio Waiver set forth in Section 2 above), as of the Effective Date, no Default or Event of Default shall have occurred and be continuing; and (d) all fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses). 5. Reaffirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Waiver, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge any Credit Party’s obligations under the Credit Documents. 6. Miscellaneous. (a) Nothing in this Waiver is intended (or shall be construed) to constitute the consent of the Administrative Agent or any Lender to any other transaction or the waiver by the Administrative Agent or any Lender of any Default or Event of Default, except as expressly provided herein. 2 114032782_3

(b) Except as herein expressly provided herein, all terms, covenants and provisions of the Credit Agreement and each other Credit Document are and shall remain unmodified and in full force and effect. (c) This Waiver shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Credit Party, and their respective successors and assigns. (d) THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT LIMITING THE FOREGOING, THIS WAIVER IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.13 AND 11.14 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL. (e) This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Waiver and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Waiver shall become effective upon satisfaction of the conditions set forth in Section 4 hereof. Delivery of an executed counterpart of a signature page of this Waiver by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Waiver. This Waiver may not be amended except in accordance with the provisions of Section 11.4 of the Credit Agreement. (f) If any provision of this Waiver or the other Credit Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Waiver and the other Credit Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (g) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Waiver and the other instruments and documents to be delivered hereunder. (h) This Waiver shall constitute a “Credit Document” under and as defined in the Credit Agreement. [Signature Pages Follow.] 3 114032782_3

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: REGIONS BANK, as Administrative Agent and Collateral Agent B1Otr\ Name: yler Tirpak Title: Officer EBIX Inc. Signature Pages Waiver (March 2020)

LENDERS: REGIONS BANK, as a Lender, the Issuing Bank and the Swingline Lender By:tf4U/f\Name: yler TirpakJU4r Title: Officer EBL Inc. Signature Pages Waiver (March 2020)

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BMO HARRIS BANK N.A., as a Lender By: Name: Joan Murphy Title: Managing Director EBIX, Inc. Signature Pages Waiver (March 2020)

KEYBANK NATIONAL ASSOCIATION , as a Lender By: Name: Eric W. Domin Title: VP EBIX, Inc. Signature Pages Waiver (March 2020)

BANK OF THE WEST, as a Lender By: Name: Scott Marshall Title: Vice President EBIX, Inc. Signature Pages Waiver (March 2020)